Exhibit 99.1

ICR Conference 2024

Introduction Tom Chubb Chairman, Chief Executive Officer and President

This presentation was prepared as o f January 8 , 2024 , and, except as otherwise provided herein, the information contained in this presentation is as of January 8 , 2024. Any subsequent distribution, dissemination or reproduction of this presentation or any of its content is not an affirmation or re sta tement of any forward - looking statements contained herein. Forward - Looking Statements This presentation includes statements that constitute forward - looking statements. Such statements are subject to a number of ris ks, uncertainties and assumptions which could cause actual results to differ materially from those anticipated or projected, including, without li mitation, those identified under Part I, Item 1A. contained in our Annual Report on Form 10 - K for the period ended January 28, 2023 under the heading “Risk Factors,” those descri bed from time to time in subsequent reports filed with the SEC and those identified in our press release dated December 6 , 2023 under the caption, “Safe Harbor”, all of which are available under the Investor Relations tab of our website at oxfordinc.com. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could impact the forward - looking statements contained in this presentation. You should not place undue reliance on forward - looking statements, w hich speak only as of the date they are made. We disclaim any intention, obligation or duty to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non - GAAP Measures This infographic contains certain non - GAAP financial metrics, such as adjusted earnings per share, which are intended to supple ment our consolidated financial results presented in accordance with GAAP. We use these adjusted financial measures in making financial, operation al and planning decisions, to evaluate our ongoing performance and in discussions with investment and other financial institutions, our board of directors and others. Reconcili ati ons of these adjusted measures to the most directly comparable GAAP financial measures are presented in tables included at the end of our press releases dated December 6, 2023, Mar ch 23, 2023, March 23, 2022, March 28, 2019, March 23, 2017, and March 26, 2015. Cautionary Statement

OUR OBJECTIVE To maximize long - term shareholder value OUR STRATEGY To drive excellence across a portfolio of lifestyle brands that create sustained, profitable growth OUR PURPOSE To evoke happiness OUR FOCUS Generate cash to fund organic growth, acquisition opportunities and return of capital to shareholders

▪ Portfolio of happy, upbeat, high - margin lifestyle brands ▪ Founded in 1942 and headquartered in Atlanta, GA ▪ Significant opportunity for profitable growth o Digital capabilities driving customer reach and engagement o Omnichannel expertise o Compelling and growing bricks and mortar footprint o Brand - enhancing hospitality businesses ▪ Strong cash flow and a long history of returning capital to shareholders ▪ Publicly traded on the New York Stock Exchange since 1964 under the symbol OXM Tommy Bahama 57% Lilly Pulitzer 22% Johnny Was 13% Emerging Brands 8% Retail 39% eCommerce 34% Wholesale 20% Restaurant 7% TTM Revenue by Distribution Channel (1) TTM Revenue by Operating Group (1,2) $1.5B $1.5B (1) TTM as of 10/28/2023 (2) Emerging Brands consist of Southern Tide, The Beaufort Bonnet Company and Duck Head

‒ Highly profitable operating model ‒ Aspirational and inspiring messaging ‒ Full lifestyle brand covering a broad array of categories ‒ Unique, complementary food and beverage concept “Long live the island life” Tommy Bahama 57% TTM Revenue by Operating Group (1) (1) TTM as of 10/28/2023

Foundational changes to Tommy Bahama’s business drive sustainable margin uplift ▪ Aspirational brand messaging resonating with new and existing customers ▪ Efficient sales growth driven by significant increases in retail sales per square foot and eCommerce ▪ Focus on improved customer metrics enabled by: ▪ Enhanced digital marketing initiatives that provide a scalable avenue for targeting new customers ▪ Proven food and beverage concept that drives increased retail volume ▪ Improved gross margin driven by higher IMUs, bolstered by lower promotional activity ▪ Better inventory sell - through at full price driven by: ▪ New inventory order management system, including ship from store capabilities ▪ Development of strong core and key item programs ▪ Increase in women’s proportion of total business ▪ More focused merchandising, including additional performance products FY19 3Q23 TTM $676.7M $884.6M Revenue $413.2M $572.5M Gross Profit 61% 65% Gross Margin $53.2M $160.9M Operating Income 8% 18% Operating Margin 1,224 1,581 TTM Active Customers (in thousands) $324 $349 TTM Avg. Annual Spend 31% 36% Women's % of Full - Price Direct - to - consumer

‒ Highly profitable operating model ‒ Vibrant custom colors and prints ‒ Favorable product mix trends ‒ Advanced omnichannel capabilities “Create your sunshine, a resort state of mind” Lilly Pulitzer 22% TTM Revenue by Operating Group (1) (1) TTM as of 10/28/2023

‒ Culmination of a multi - year initiative of modernizing the brand, respecting heritage with an eye on the future ‒ Visual refresh of the brand across stores, marketing, packaging, and merchandising ‒ Exciting collaborations will immerse customers in the world of Lilly The brand’s 65 th anniversary in 2024 sets the stage for continued investment in brand enhancement

‒ Affordable luxury price point drives high consumer spend ‒ D iversifies OXM portfolio across fashion points of view, seasons and geographies ‒ Attractive store economics and substantial pipeline Johnny Was 13% TTM Revenue by Operating Group (1) (1) TTM as of 10/28/2023

‒ Allows for creative and brand autonomy while ensuring best - in - class execution ‒ Paves the way for potential future investments Emerging Brands 8% TTM Revenue by Operating Group (1) (1) TTM as of 10/28/2023 Emerging Brands Group

OUR TRACK RECORD OF SUCCESS

2003(1)

OXFORD INDUSTRIES

A Private Label Manufacturer and Licensee of Brands

Sales	$765M
Gross Margin	21%
Operating Income	$35M
Stock Price	$13
Market Cap	$0.2B

Portfolio Composition

- Oxford Womenswear (divested 2006)
- Oxford Shirt Group (divested 2010)
- Oxford Slacks (divested 2010)
- Lanier Clothes (divested 2020)

Transforming Portfolio

2016(2)

OXFORD

Sales	$1,023M
Gross Margin	57%
Operating Income	$90M
Stock Price	$54
Market Cap	$0.9B

Portfolio Composition

- Tommy Bahama (acquired 2003)
- Lilly Pulitzer (acquired 2010)
- Southern Tide (acquired 2016)
- Lanier Clothes (divested 2020)
- (acquired 2016)

Optimizing Portfolio

TODAY(3)

OXFORD

A Leading Lifestyle Brand Owner

Sales	$1.5B
Gross Margin	63%
Operating Income	$203M
Stock Price	$100
Market Cap	$1.5B

Portfolio Composition

- Tommy Bahama (acquired 2003)
- Lilly Pulitzer (acquired 2010)
- Southern Tide (acquired 2016)
- Johnny Was California (acquired 2022)
- (acquired 2016)
- The Beaufort Bonnet Company (acquired 2017)

(1) Fiscal 2003 ended 5/30/2003; does not include impact of Tommy Bahama acquisition, completed on 6/13/2003. Stock price and market cap reflect market close on 4/25/2003, prior to announcement of Tommy Bahama acquisition. Stock price is adjusted for stock split

(2) Fiscal 2016 ended 1/28/2017

(3) Represents trailing twelve months as of 10/28/2023; stock price and market cap reflect market close on 1/2/2024

6% Customer Growth 80 % DTC Sales 2.7M TTM Known Unique Active Customers $380+ Average Annual Spend Passionate consumer base with strong emotional connection to our brands

Investing for the Future via Store Openings Tommy Bahama Johnny Was Southern Tide Lilly Pulitzer TBBC FY24 Pipeline 4Q23 Pipeline 3Q23 YTD Net Store Openings ~20 9 17

Southeastern United States Location 2025 Targeted Project Completion ~$130 million, with majority occurring in 2024 Total Project Cost • Increase shipping capacity from current 7 million units to over 20 million units o Faster delivery to eCommerce customers in the eastern US o More frequent store inventory replenishment • Enhance enterprise - level fulfillment approach by consolidating technology and systems across brands • Higher per - employee throughput via increased automation Project Goals Investing in the Future via Fulfillment Capabilities

$2.81 $2.98 $3.64 $3.30 $3.66 $4.32 $4.32 ($1.81) $7.99 $10.88 $2.75 $2.78 $3.54 $3.27 $3.87 $3.94 $4.05 $7.78 $10.19 $917 $998 $969 $1,023 $1,086 $1,107 $1,123 $749 $1,142 $1,412 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Adjusted EPS GAAP EPS Revenue ($M) 10 - Year Revenue and Adjusted EPS Trends 1 ($5.77) (1) See non - GAAP measures on slide 3 for additional information regarding historical operating results

(1) Free cash flow represents cash flow from operations of $209 million and capital expenditures of $69 million in the twelve mon ths ended October 28, 2023.

• Performance during the holiday and Resort selling season to date is on track to meet our previous guidance range • January is a very important full - price sales month for the Resort season • In December, we purchased three Southern Tide Signature Stores • Tommy Bahama’s Winter Park Marlin Bar is on schedule to open in January • We expect meaningful debt reduction in the fourth quarter Holiday and Resort Update